UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 3)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2011
MIMEDX GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	000-52491	26-2792552

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Livingston Court, Suite B Marietta, GA	30067

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 384-6720

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
As previously disclosed in our Current Report on Form 8-K dated January 6, 2011 filed with the Securities and Exchange Commission on January 5, 2011, MiMedx Group, Inc., (“MiMedx” or the “Company”) completed its acquisition of Surgical Biologics, LLC, formerly owned by Membrane Products Holdings, LLC and OnRamp Capital Investments, LLC, headquartered in Kennesaw, Georgia. Surgical Biologics will operate as a wholly owned subsidiary of the Company.
This Current Report on Form 8-K/A provides pro forma financial information required under Item 9.01(b). The aforementioned pro forma information was not included in the Current Report on Form 8-K filed on January 6, 2011. This pro forma information uses the audited consolidated financial statements from the Company’s Annual Report on form 10-K, filed on March 31, 2011

Item 9.01	Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
The unaudited pro forma combined financial statements, as of the year ended December 31, 2010, including the notes to such unaudited pro forma financial statements, are filed as Exhibit 99.2 herewith.

Exhibit Number	Description of Exhibit
99.2	The unaudited pro forma combined financial statements as of and for the year ended December 31, 2010 for MiMedx Group, Inc. and Surgical Biologics, LLC, including the notes to such unaudited pro forma financial statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.
Dated: April 1, 2011	By:	/s/: Michael J. Senken
Michael J. Senken, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.2	The unaudited pro forma combined financial statements as of and for the year ended December 31, 2010 for MiMedx Group, Inc. and Surgical Biologics, LLC, including the notes to such unaudited pro forma financial statements.

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